                          POWER OF ATTORNEY

 Know all by these presents that the undersigned hereby
constitutes and appoints each of Mitch Eisenberg, Mark Phillips,David L.
Wilke and David P. Creekman, and each of them acting alone,
signing singly, the undersigned's true and lawful
attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer, director and/or 10%
or more stockholder of WebMediaBrands Inc. (the "Company"),
Forms ID, 3, 4 and 5 (and any amendments thereto) in
accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules
promulgated thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete
and execute any such Form ID, 3, 4 or 5 (and any amendments
thereto)and to file timely such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which in the opinion of such attorney-in-
fact may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's
discretion.

 The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-
in-fact's substitute or substitutes, shall lawfully do or
cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the 1934 Act.

 This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required to file
Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to each of the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 12th day of September 2011.

                     /s/ Justin L. Smith
                    Justin L. Smith